Capital Management	12 Months Ended
Jun. 30, 2022
18. Capital Management

18. Capital Management

There were no changes in the Company's approach to capital management during the year ended June 30, 2022.

The Company’s investment policy is to invest excess cash in very low risk financial instruments such as term deposits or by holding funds in high yield savings accounts with major Canadian banks.

The Company is not subject to any externally imposed capital requirements.

The Company has not generated any revenues from mineral property interests, which are still in the development, or exploration & evaluation stage. To date, the Company has funded its operations by raising equity and obtaining a royalty financing agreement. To minimize liquidity risk, the Company has implemented cost control measures including a construction budget and the minimizing of discretionary expenditures unless the project has sufficient economic or geologic merit.

The Company manages its capital structure (consisting of shareholders’ deficiency) on an ongoing basis and in response to changes in economic conditions and risk characteristics of its underlying assets. Changes to the capital structure could involve the issuance of new equity, obtaining working capital loans, construction financing, issuing debt, the acquisition or disposition of assets, or adjustments to the amounts held in cash, cash equivalents and short-term investments.

Capital resource analysis

As of June 30, 2022, the Company had a working capital deficit of $13,868,626 (June 30, 2021: deficit of $24,147,490). Excluding the $21,689,490 (2021: $45,380,933) of warrant derivative liabilities that are expected to be settled through the issuance of common shares upon the exercise or expiration of the underlying common share purchase warrants, the Company had a working capital surplus of $7,820,864 (June 30, 2021: surplus of $21,233,443).

As part of the royalty financing agreement, the Company received a further $3.0 million from Vision Blue on August 17, 2022.

Although the Company has a working capital surplus excluding warrant derivative liabilities, a significant amount of working capital is expected to be utilized to complete construction of Phase 1 of the Molo Graphite Mine and related working capital, and for general and administrative expenditures and general working capital.

The Molo Mine Phase 1 capital costs are expected to be within the $24.0 million construction budget whereas working capital investments are now estimated at up to $6.3 million. As of June 30, 2022, the Company had capitalized or prepaid construction costs of $16.2 million and is expected to incur remaining construction costs of $7.8 million plus working capital. Completion of construction activities and the start of mining activities is expected in November 2022. Completion of plant commissioning is expected in December 2022 followed by a ramp up period of up to three months prior to declaring commercial production.

The Company believes its capital resources are sufficient to complete construction of Phase 1 but will require additional funding to cover general and administrative costs, technical studies, and general working capital requirements over the next 12 months. The Company expects this shortfall will be covered through the exercise of outstanding common share purchase warrants, equity, and debt financing. Notwithstanding, the Company may choose to reduce discretionary spending or raise additional capital by issuing new equity, obtaining working capital loans, or additional construction financing. Based on management’s assessment of its past ability to obtain required funding, the Company believes it will be able to satisfy its current and long-term obligations as they come due. While the Company has been successful in obtaining funding in the past, there is no assurance that future financings will be available on terms acceptable to the Company.